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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 23, 2003

Packaging Corporation of America
(Exact name of registrant as specified in its charter)

Delaware	1-15399	36-4277050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 West Field Court, Lake Forest, Illinois 60045
(Address of Principal Executive Offices, including Zip Code)

(847) 482-3000
(Registrant's Telephone Number, Including Area Code)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)
  Exhibits

99.1	Press Release dated January 23, 2003.

Item 9.    Regulation FD Disclosure.

        On January 23, 2003, we issued a press release announcing fourth quarter and full year earnings for 2002 and providing earnings guidance for the first quarter of 2003. The press release is filed as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACKAGING CORPORATION OF AMERICA (Registrant)
By:	/s/ PAUL T. STECKO Chairman and Chief Executive Officer (Authorized Officer)
By:	/s/ RICHARD B. WEST Senior Vice President, Chief Financial Officer, and Corporate Secretary (Principal Financial Officer)

Date: January 23, 2003

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  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
  Item 9. Regulation FD Disclosure.
SIGNATURES